EXHIBIT 23B

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Nastech Pharmaceutical Company Inc

We consent to the use of our report dated February 28, 2000, incorporated herein by reference.


                                        /s/ KPMG LLP

Melville, New York
September 1, 2000